UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2000

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 5. Other Events

On November 14, 2000, Peoples Energy Corporation will commence presentations before securities analysts wherein the company will discuss fiscal year 2000 results, the company's outlook and strategy and financial projections for fiscal year 2001 and selected financial projections concerning periods after fiscal year 2001.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This Current Report on Form 8-K contains statements that may be considered forward-looking, such as management's expectations for capital spending, the company's fiscal year 2001 targets for earnings per share, return on equity, and the diversified business segments' contributions to fiscal year 2001 earnings, operating income for the company and its business segments for fiscal year 2001, future opportunities for the gas distribution segment in new products and services, oil and gas production for fiscal year 2001, and the installation of future power generation and midstream services assets in fiscal years 2001 and 2002. These statements speak of the company's plans, targets, goals, beliefs, or expectations, refer to fiscal year 2001 or subsequent years or use similar terms. Actual results could differ materially, because the realization of those results is subject to many uncertainties including:

  The future health of the U.S. and Illinois economies;

  The timing and extent of changes in energy commodity prices and interest rates;

  Litigation concerning North Shore Gas Company's liability for CERCLA response costs relating to a former mineral processing site in Denver, Colorado;

  Developments regarding The Peoples Gas Light and Coke Company's and North Shore Gas Company's mercury investigation and remediation program;

  Regulatory developments in the U.S., or in Illinois and other states where the company does business;

  Changes in the nature of the company's competition resulting from industry consolidation, legislative change, regulatory change and other factors, as well as action taken by particular competitors; and

  The company's success in identifying diversified business segment projects on financially acceptable terms and generating earnings from projects in a reasonable time.

Some of these uncertainties that may affect future results are discussed in more detail under the captions "Competition," "Sales and Rates," "State Legislation and Regulation," "Federal Legislation and Regulation," "Environmental Matters," and "Current Gas Supply" in "Item 1 - Business" of the Annual Report on Form 10-K. All forward-looking statements included in this Form 8-K are based upon information presently available, and the company assumes no obligation to update any forward-looking statements.

Item 7. Financial Statements and Exhibits

The following is filed as an exhibit to this report.

Exhibit
Number	Description
99	Information to be disclosed at securities analyst presentations commencing November 14, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

November 14, 2000	By: /s/ J. M. LUEBBERS
(Date)	J. M. Luebbers
Chief Financial Officer and Controller

EXHIBIT INDEX
Exhibit
Number	Description
99	Information to be disclosed at securities analyst presentations commencing November 14, 2000.